Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	FFHL
Entity Registrant Name	FUWEI FILMS (HOLDINGS), CO. LTD.
Entity Central Index Key	0001381074
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	13,062,500

CONSOLIDATED BALANCE SHEETS In Thousands, unless otherwise specified	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY
Current assets
Cash and cash equivalents	$ 7,018	44,172	171,227
Restricted cash	16,240	102,212	1,314
Accounts and bills receivable, net	8,334	52,457	25,482
Inventories	6,637	41,774	52,577
Advance to suppliers	1,399	8,808	10,974
Prepayments and other receivables	4,953	31,172	540
Deferred tax assets - current	208	1,309	1,344
Total current assets	44,789	281,904	263,458
Plant, properties and equipment, net	44,030	277,119	284,891
Construction in progress	28,502	179,386	197,193
Lease prepayments, net	3,185	20,047	21,024
Advance to suppliers - long term	486	3,060	2,787
Goodwill	1,633	10,276	10,276
Long-term deposit	2,663	16,760	16,760
Deferred tax assets - non current	258	1,622	1,763
Total assets	125,546	790,174	798,152
Current liabilities
Short-term borrowings	26,772	168,501	142,000
Accounts payables	3,069	19,317	14,296
Advance from customers	1,887	11,876	37,291
Accrued expenses and other payables	921	5,798	20,993
Total current liabilities	32,649	205,492	214,580
Long-term loans	1,589	10,000	30,000
Deferred tax liabilities	288	1,811	1,822
Total liabilities	34,526	217,303	246,402
Shareholders' equity
Common Stock (of US$0.129752 par value; 20,000,000 shares authorized; 13,062,500 issued and outstanding)	2,117	13,323	13,323
Additional paid-in capital	49,557	311,907	311,907
Statutory reserve	5,949	37,441	35,195
Retained earnings	33,329	209,768	190,933
Cumulative translation adjustment	195	1,230	1,186
Total shareholders' equity	91,147	573,669	552,544
Non-controlling interest	(127)	(798)	(794)
Total equity	91,020	572,871	551,750
Total liabilities and equity	$ 125,546	790,174	798,152

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Common Stock, par value	$ 0.129752	$ 0.129752
Common Stock, shares authorized	20,000,000	20,000,000
Common Stock, issued	13,062,500	13,062,500
Common Stock, outstanding	13,062,500	13,062,500

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Revenues, net	$ 85,423	537,645	501,458	320,731
Cost of goods sold	71,843	452,173	370,905	296,118
Gross profit	13,580	85,472	130,553	24,612
Operating expenses
- Distribution expenses	3,167	19,930	21,642	15,227
- Administrative expenses	5,530	34,806	49,281	25,932
Total operating expenses	8,697	54,736	70,922	41,159
Operating income (loss)	4,883	30,736	59,630	(16,547)
Other income (expense)
- Interest income	415	2,612	544	154
- Interest expense	(1,625)	(10,227)	(8,846)	(6,540)
- Others income (expense), net	297	1,872	(575)	(92)
Total other income (expense)	(913)	(5,743)	(8,877)	(6,478)
Income (loss) before income tax (expense) benefit	3,970	24,993	50,754	(23,024)
Income tax (expense) benefit	(628)	(3,955)	(11,059)	4,064
Net Income (loss)	3,342	21,038	39,695	(18,960)
Net (loss) income attributable non-controlling interest	(7)	(43)	(1,088)	3
Net income (loss) attributable to the Company	3,349	21,081	40,783	(18,963)
Other comprehensive income (loss)
-Foreign currency translation adjustments attributable to non-controlling interest	6	39	18
-Foreign currency translation adjustments attributable to the Company	7	44	193	(68)
Comprehensive income (loss) attributable to non-controlling interest	(1)	(4)	(1,070)	3
Comprehensive income (loss) attributable to the Company	$ 3,356	21,125	40,976	(19,032)
Earnings (loss) per share, Basic and diluted	$ 0.26	1.61	3.12	(1.45)
Weighted average number ordinary shares, Basic and diluted	13,062,500	13,062,500	13,062,500	13,062,500

CONSOLIDATED STATEMENTS OF EQUITY In Thousands, except Share data	Total USD ($)	Total CNY	Ordinary Shares USD ($)	Ordinary Shares CNY	Additional paid-in capital USD ($)	Additional paid-in capital CNY	Statutory reserve USD ($)	Statutory reserve CNY	Retained earnings USD ($)	Retained earnings CNY	Accumulated other comprehensive income USD ($)	Accumulated other comprehensive income CNY	Total shareholders' equity USD ($)	Total shareholders' equity CNY	Non-controlling interest USD ($)	Non-controlling interest CNY
Beginning Balance at Dec. 31, 2008		530,599		13,323		311,907		29,338		174,970		1,061		530,599
Beginning Balance (in shares) at Dec. 31, 2008				13,062,500
Net income (loss)		(18,960)								(18,963)				(18,963)		3
Capital contribution from non-controlling interest		273														273
Foreign currency translation adjustment		(68)										(68)		(68)
Ending Balance at Dec. 31, 2009		511,843		13,323		311,907		29,338		156,006		993		511,567		276
Ending Balance (in shares) at Dec. 31, 2009				13,062,500
Net income (loss)		39,695								40,783				40,783		(1,088)
Transfer to statutory reserve								5,857		(5,857)
Foreign currency translation adjustment		211										193		193		18
Ending Balance at Dec. 31, 2010		551,750		13,323		311,907		35,195		190,933		1,186		552,544		(794)
Ending Balance (in shares) at Dec. 31, 2010				13,062,500
Net income (loss)	3,342	21,038								21,081				21,081		(43)
Transfer to statutory reserve								2,246		(2,246)
Foreign currency translation adjustment		83										44		44		39
Ending Balance at Dec. 31, 2011	$ 91,020	572,871	$ 2,117	13,323	$ 49,557	311,907	$ 5,949	37,441	$ 33,329	209,768	$ 195	1,230	$ 91,147	573,669	$ (127)	(798)
Ending Balance (in shares) at Dec. 31, 2011			13,062,500

CONSOLIDATED STATEMENTS OF CASH FLOWS In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Cash flow from operating activities
Net income (loss)	$ 3,342	21,038	39,695	(18,960)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities
- Depreciation of property, plant and equipment	6,956	43,783	36,731	35,464
- Amortization of intangible assets	72	454	454	889
- Deferred income taxes	26	165	5,231	(4,064)
- Bad debt (recovery) expense	(56)	(354)	(266)	697
- Inventory provision	561	3,533		4,242
Changes in operating assets and liabilities
- Accounts receivable	(4,229)	(26,620)	3,404	11,609
- Inventories	1,155	7,270	(7,538)	(18,693)
- Advance to suppliers	344	2,167	(7,018)	2,890
- Prepaid expenses and other current assets	(4,795)	(30,180)	523	(4,929)
- Accounts payable	798	5,021	(11,581)	(4,475)
- Accrued expenses and other payables	(1,142)	(7,185)	8,341	1,902
- Advance from customers	(4,038)	(25,415)	24,683	3,827
- Tax payable	(1,223)	(7,695)	5,917	(2,411)
Net cash (used in) provided by operating activities	(2,228)	(14,018)	98,575	7,988
Cash flow from investing activities
Purchases of property, plant and equipment	(5,711)	(35,943)	(2,951)	(87,758)
Restricted cash related to trade finance	(16,034)	(100,915)	11,217	(2,130)
Advanced to suppliers - non current	(43)	(273)	(420)	1,941
Amount decrease in construction in progress	2,829	17,806	39,926	82,290
Amount decrease in deposit			4,240
Net cash (used in) provided by investing activities	(18,959)	(119,325)	52,012	(5,657)
Cash flow from financing activities
Principal payments of short-term bank loans	(22,562)	(142,000)	(11,179)	(11,585)
Proceeds from short-term bank loans	23,594	148,501	5,000	20,000
Net cash provided by (used in) financing activities	1,032	6,501	(6,179)	8,415
Effect of foreign exchange rate changes	1,276	(213)	16	236
Net (decrease) increase in cash and cash equivalent	(18,879)	(127,055)	144,424	10,982
Cash and cash equivalent
At beginning of the year	25,897	171,227	26,804	15,823
At end of the year	7,018	44,172	171,227	26,804
SUPPLEMENTARY DISCLOSURE:
Interest paid	1,625	10,227	8,846	8,399
Income tax paid	1,534	9,654	3,658
SUPPLEMENTARY SCHEDULE OF NONCASH INVESTING AND FINANCIAL ACTIVITIES:
During the year ended December 31, the Company acquired equipment by incurring accounts payable in the amount of:	$ 275	1,730		7,071

Principal Activities and Reorganization	12 Months Ended
Dec. 31, 2011
Principal Activities and Reorganization

(1) Principal Activities and Reorganization

Fuwei Films (Holdings) Co., Ltd and its subsidiaries (the “Company” or the “Group”) are principally engaged in the production and distribution of BOPET film, a high quality plastic film widely used in packaging, imaging, electronics, electrical and magnetic products in the People’s Republic of China (the “PRC”). The Company is a holding company incorporated in the Cayman Islands, established on August 9, 2004 under the Cayman Islands Companies Law as an exempted company with limited liability. The Company was established for the purpose of acquiring shares in Fuwei (BVI) Co., Ltd (“Fuwei (BVI)”), an intermediate holding company established for the purpose of acquiring all of the ownership interest in Fuwei Films (Shandong) Co., Ltd.

On May 9 and 17, 2011, the Company received two notification from the Weifang State-Owned Assets Operations Administrative Company, a wholly-owned subsidiary of Weifang State-Owned Asset Management and Supervision Committee (the “Administration Company”), regarding the transfer of the Company stock previously controlled by the Company’s major shareholders. As a result of the transfer, and based on information provided by the Administration Company, the Company believes that 65.4% of its outstanding ordinary shares are controlled indirectly by the Administration Company and the sole director of each of the intermediate holding companies Mr. Zheng Min.

Basis of Presentation	12 Months Ended
Dec. 31, 2011
Basis of Presentation

(2) Basis of Presentation

The Group’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

This basis of accounting differs in certain material respects from that used in the preparation of the books of account of Shandong Fuwei, the Company’s principal subsidiary, which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to enterprises limited by shares as established by the Ministry of Finance of the PRC (“PRC GAAP”), the accounting standards used in the country of its domicile. The accompanying consolidated financial statements reflect necessary adjustments not recorded in the books of account of the Company’s subsidiaries to present them in conformity with US GAAP.

Summary of Significant Accounting Policies and Practices	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies and Practices

(3) Summary of Significant Accounting Policies and Practices

(a) Principles of Consolidation

The consolidated financial statements include the financial statements of the Company and its three subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

(b) Foreign Currency Transactions

The Group’s reporting currency is the Chinese Yuan (“Renminbi” or “RMB”).

The Company and Fuwei (BVI) operate in Hong Kong as investment holding companies and their financial records are maintained in Hong Kong dollars, being the functional currency of these two entities. Fuwei US company, the wholly owned subsidiaries of the company, their financial records are maintained in US dollars. Assets and liabilities are translated into RMB at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and income, expenses, and cash flow items are translated using the average rate for the period. The translation adjustments are recorded in accumulated other comprehensive income in the statements of equity.

Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates quoted by the People’s Bank of China (the “PBOC”) prevailing at the dates of transactions. Monetary assets and liabilities denominated in foreign currencies are translated into RMB using the applicable exchange rates quoted by the PBOC at the balance sheet dates. The resulting exchange differences are recorded in the statements of operations.

Commencing from July 21, 2005, the PRC government moved the RMB into a managed floating exchange rate regime based on market supply and demand with reference to a basket of currencies.

For the convenience of the readers, the 2011 RMB amounts included in the accompanying consolidated financial statements in our annual report have been translated into U.S. dollars at the rate of US$1.00 = RMB 6.2939, being the noon buy rate for U.S. dollars in effect on December 31, 2011 in the City of New York for cable transfer in RMB per U.S. dollar as certified for custom purposes by the Federal Reserve Bank. No representation is made that the RMB amounts could have been, or could be, converted into U.S. dollar at that rate or at any other certain rate on December 31, 2011, or at any other date.

RMB is not fully convertible into foreign currencies. All foreign exchange transactions involving RMB must take place either through the PBOC or other institutions authorized to buy and sell foreign currency. The exchange rate adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC which are determined largely by supply and demand.

(c) Cash and Cash Equivalents and Restricted Cash

As of December 31, 2011 and 2010, there were cash and cash equivalents of RMB44,172 (US$7,018) and RMB171,227, respectively.

As of December 31, 2011 and 2010, there were restricted cash of RMB102,212 (US$16,240) and RMB1,314, respectively, as the balance held by bank as deposit for letters of credit.

(d) Trade Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount after deduction of trade discounts, value added taxes and allowances, if any, and do not bear interest. The allowance for doubtful accounts is the Group’s best estimate of the amount of probable credit losses in the Group’s existing accounts receivable. The Group determines the allowance based on historical write-off experience, customer specific facts and economic conditions.

The Group reviews its allowance for doubtful accounts monthly. Past due balances over 90 days and over a specified amount are reviewed individually for collectibility. All other balances are reviewed on a pooled basis by aging of such balances. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

(e) Inventories

Inventories are stated at the lower of cost or market value. Cost is determined using Moving Weighted Average Method basis. Cost of work in progress and finished goods comprises direct material, direct production cost and an allocated portion of production overheads based on normal operating capacity.

(f) Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation.

Depreciation on property, plant and equipment is calculated on the straight-line method (after taking into account their respective estimated residual values) over the estimated useful lives of the assets as follows:

Years
Buildings and improvements	25 – 30
Plant and equipment	10 – 15
Computer equipment	5
Furniture and fixtures	5
Motor vehicles	5

Depreciation related to abnormal amounts from idle capacity is charged to cost of goods sold for the period incurred. Total depreciation for the year ended December 31, 2011, 2010 and 2009 was RMB43,783 (US$6,956), RMB 36,731 and RMB 35,464 respectively, of which 84.6%, 90.1% and 88.0% was recorded in cost of goods sold and 15.4%, 9.9% and 12.0% was recorded in administrative expenses, respectively.

Construction in progress represented capital expenditure in respect of the BOPET productions line. No depreciation is provided in respect of construction in progress.

(g) Lease Prepayments

Lease prepayments represent the costs of land use rights in the PRC. Land use rights are carried at cost and charged to expense on a straight-line basis over the respective periods of rights of 30 years. The current portion of lease prepayments has been included in prepayments and other receivables in the balance sheet.

(h) Intangible Assets

The Group acquired a trademark for use in the production and distribution of plastic flexible packaging materials. The trademark is carried at cost less accumulated amortization. Amortization expense is recognized on the straight-line basis over the estimated useful life of 5 years of the trademark.

Given the environment in which the Group currently operates, it is reasonably possible that the estimated economic useful life of the asset or the Group’s estimate that it will recover its carrying amount from future operations could change in the future.

(i) Goodwill

Goodwill represents the excess of purchase price and related costs over the value assigned to the net tangible and identifiable intangible assets of businesses acquired.  Goodwill is not amortized but is tested for impairment annually, or when circumstances indicate a possible impairment may exist.  Impairment testing is performed at a reporting unit level.  An impairment loss generally would be recognized when the carrying amount of the reporting unit exceeds the fair value of the reporting unit, with the fair value of the reporting unit determined using a discounted cash flow (DCF) analysis.  A number of significant assumptions and estimates are involved in the application of the DCF analysis to forecast operating cash flows, including the discount rate, the internal rate of return, and projections of realizations and costs to produce.  Management considers historical experience and all available information at the time the fair values of its reporting units are estimated. No impairment was determined to exist as of December 31, 2011 and 2010.

(j) Impairment of Long-lived Assets

The Company recognizes an impairment loss when circumstances indicate that the carrying value of long-lived assets with finite lives may not be recoverable. Management’s policy in determining whether an impairment indicator exists, a triggering event, comprises measurable operating performance criteria at an asset group level as well as qualitative measures. If an analysis is necessitated by the occurrence of a triggering event, the Company uses assumptions, which are predominately identified from the Company’s strategic long-range plans, in determining the impairment amount. In the calculation of the fair value of long-lived assets, the Company compares the carrying amount of the asset group with the estimated future cash flows expected to result from the use of the assets. If the carrying amount of the asset group exceeds the estimated expected undiscounted future cash flows, the Company measures the amount of the impairment by comparing the carrying amount of the asset group with their estimated fair value. We estimate the fair value of assets based on market prices (i.e., the amount for which the asset could be bought by or sold to a third party), when available. When market prices are not available, we estimate the fair value of the asset group using discounted expected future cash flows at the Company’s weighted-average cost of capital. Management believes its policy is reasonable and is consistently applied. Future expected cash flows are based upon estimates that, if not achieved, may result in significantly different results. No impairment was determined to exist as of December 31, 2011 and 2010.

(k) Revenue Recognition

Sales of plastic flexible packaging materials are reported, net of value added taxes (“VAT”), sales returns, trade discounts. The standard terms and conditions under which the Group generally delivers allow a customer the right to return product for refund only if the product does not conform to product specifications; the non-conforming product is identified by the customer; and the customer rejects the non-conforming product and notifies the Group within 7 days and 30 days of receipt for sales to customers in the PRC and overseas respectively. The Group recognizes revenue when products are delivered and the customer takes ownership and assumes risk of loss, collection of the relevant receivable is probable, persuasive evidence of an arrangement exists and the sale price is fixed or determinable.

In the PRC, VAT of 17% on invoice amount is collected in respect of the sales of goods on behalf of tax authorities. The VAT collected is not revenue of the Group; instead, the amount is recorded as a liability on the consolidated balance sheet until such VAT is paid to the authorities.

(l) Research and Development Costs

Research and development costs are expensed as incurred. Research and development costs amounted to RMB10,159 (US$1,614), RMB8,058 and RMB269 for the year ended December 31, 2011, 2010 and 2009 and such costs were recorded in administrative expenses.

(m) Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(n) Stock Option Plan

The fair value of stock options granted to Maxim Group LLC under the stock option plans is recognized as listing expenses deducted from IPO proceeds and recorded in additional paid-in capital.

On December 18, 2006, the Company granted 187,500 stock options to Maxim Group LLC as part of the compensation for the provision of services relating to the IPO of the Company. The stock options are exercisable at an exercise price equal to US$10.35 per ordinary share commencing six months from December 18, 2006 and expiring five years from December 18, 2006.

The fair value of each option award is estimated on the date of grant using the Black-Scholes pricing model based on the following assumptions:

Fair value of shares on measurement date	US$ 8.28 per share
Expected volatility	57.26%
Expected dividends	0.00%
Expected term (in years)	5
Risk-free rate	4.56%

The fair value of the Company’s shares was estimated based on the IPO price of US$8.28 per share. The expected volatility is estimated by reference to the historical volatility of comparable companies listed on the NASDAQ Global Market. The risk-free rate for periods within the contractual life of the options is based on the U.S. government bond in effect at the time of grant. Expected dividend yields are based on historical dividends. Changes in these subjective input assumptions could materially affect the fair value estimates.

As of December 31, 2011, the stock options holder, Maxim Group LLC, didn’t exercise any options. The total 187,500 stock options expired on December 18, 2011 pursuant to the relevant agreement.

(o) Earnings per Share

Basic earnings per share is computed by dividing net earnings by the weighted average number of ordinary shares outstanding during the year. Diluted earnings per share is calculated by dividing net earnings by the weighted average number of ordinary and dilutive potential ordinary shares outstanding during the year. Diluted potential ordinary shares consist of shares issuable pursuant to stock option plan.

(p) Use of Estimates

The preparation of the consolidated financial statements in accordance with US GAAP requires management of the Group to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. On an ongoing basis, management reviews its estimates and assumptions including those related to the recoverability of the carrying amount and the estimated useful lives of long-lived assets, valuation allowances for accounts receivable and realizable values for inventories. Changes in facts and circumstances may result in revised estimates.

(q) Segment Reporting

The Group uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Group’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Group’s reportable segments. Management, including the chief operating decision maker, reviews operating results solely by monthly revenue of BOPET film (but not by sub-product type or geographic area) and operating results of Shandong Fuwei, the operating subsidiary in the PRC. As such, the Group has determined that the Group has a single operating segment.

(r) Contingencies

In the normal course of business, the Group is subject to contingencies, including legal proceedings and claims arising out of the business that relate to a wide range of matters, including among others, product liability. The Group recognizes a liability for such contingency if it determines it is probable that a loss has occurred and a reasonable estimate of the loss can be made. The Group may consider many factors in making these assessments including past history and the specifics of each matter. As the Group has not become aware of any product liability claim since operations commenced, the Group has not recognized a liability for any product liability claims.

(s) Reclassification

Certain reclassifications have been made to the fiscal year 2011 and 2010 consolidated financial statements to conform to the fiscal 2011 consolidated financial statement presentation. These reclassifications had no effect on net loss or cash flows as previously reported.

(t) Recently Issued Accounting Standards

In December 2011, the FASB issued guidance on offsetting (netting) assets and liabilities. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The new guidance is effective for annual periods beginning after January 1, 2013.

In September 2011, the FASB issued guidance on testing goodwill for impairment. The new guidance provides an entity the option to first perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If an entity determines that this is the case, it is required to perform the currently prescribed two-step goodwill impairment test to identify potential goodwill impairment and measure the amount of goodwill impairment loss to be recognized for that reporting unit (if any). If an entity determines that the fair value of a reporting unit is less than its carrying amount, the two-step goodwill impairment test is not required. The new guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted.

In June 2011, the FASB issued guidance on presentation of comprehensive income. The new guidance eliminates the current option to report other comprehensive income and its components in the statement of changes in equity. Instead, an entity will be required to present either a continuous statement of net income and other comprehensive income or in two separate but consecutive statements. The new guidance is effective for annual periods beginning after December 15, 2011. In December 2011, the FASB issued a deferral of certain portion of this guidance.

In May 2011, the FASB issued guidance to amend the accounting and disclosure requirements on fair value measurements. The new guidance limits the highest-and-best-use measure to nonfinancial assets, permits certain financial assets and liabilities with offsetting positions in market or counterparty credit risks to be measured at a net basis, and provides guidance on the applicability of premiums and discounts. Additionally, the new guidance expands the disclosures on Level 3 inputs by requiring quantitative disclosure of the unobservable inputs and assumptions, as well as description of the valuation processes and the sensitivity of the fair value to changes in unobservable inputs. The new guidance is effective for annual periods beginning after December 15, 2011.

Accounts Receivable, net	12 Months Ended
Dec. 31, 2011
Accounts Receivable, net

(4) Accounts Receivable, net

Accounts receivable consisted of the following:

	December 31, 2011		December 31, 2010
	RMB	US$	RMB
Accounts receivable	16,213	2,576	7,097
Less: Allowance for doubtful accounts	(1,785)	(284)	(2,140)
	14,428	2,292	4,957

Bills receivable	38,029	6,042	20,525
	52,457	8,334	25,482

An analysis of the allowance for doubtful accounts for 2011, 2010 and 2009 is as follows:

	December 31,2011		December 31,2010	December 31,2009
	RMB	US$	RMB	RMB
Balance at beginning of year	2,140	340	2,259	4,074
Bad debt (recovery) expense	(355)	(56)	(119)	(1,713)
Write-offs	-	-	-	(102)

Balance at end of year	1,785	284	2,140	2,259

The Group has a credit policy in place and the exposure to credit risk is monitored on an ongoing basis. Credit evaluations are performed on all customers requiring credit over a certain amount. These receivables are due within 7 to 90 days from the date of billing. Normally, the Group does not obtain collateral from customers.

Inventories	12 Months Ended
Dec. 31, 2011
Inventories

(5) Inventories

Inventories consisted of the following:

	December 31,2011		December 31,2010
	RMB	US$	RMB
Raw materials	16,174	2,570	25,254
Work-in-progress	2,727	433	1,419
Finished goods	28,150	4,473	27,634
Consumables and spare parts	834	132	849
Allowance for obsolescense	(6,111)	(971)	(2,578)
	41,774	6,637	52,577

Prepayments and Other Receivables	12 Months Ended
Dec. 31, 2011
Prepayments and Other Receivables

(6) Prepayments and Other Receivables

Prepayments and other receivables consisted of the following:

	December 31,2011		December 31,2010
	RMB	US$	RMB
Prepayments	842	134	477
Other receivables	30,330	4,819	63
	31,172	4,953	540

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment

(7) Property, Plant and Equipment

Property, plant and equipment consisted of the following:

	December 31, 2011		December 31,2010
	RMB	US$	RMB

Buildings	45,339	7,204	44,398
Plant and equipment	450,442	71,568	417,696
Computer equipment	2,170	345	1,602
Furniture and fixtures	8,247	1,310	6,958
Motor vehicles	2,358	375	1,905
	508,556	80,802	472,561
Less: accumulated depreciation	(231,437)	(36,772)	(187,670)
	277,119	44,030	284,891

All of the Group’s buildings are located in the PRC. As of December 31, 2011 and 2010, property, plant and equipment with carrying value totaling RMB275,373 (US$43,752) and RMB296,504 respectively were pledged to banks as collateral for bank loans of RMB150,000 (US$23,833) and RMB162,000, respectively (see Note 11).

Construction-in-progress represents capital expenditure in respect of the BOPET production line. Interest expense capitalized during the year ended December 31, 2009 was RMB1,739, and there was no interest capitalization ended December 31, 2011 and 2010 (see Note 16).

Lease Prepayments	12 Months Ended
Dec. 31, 2011
Lease Prepayments

(8) Lease Prepayments

The balance represents the lease prepayments of land use rights of the Group as follows:

	December 31,2011		December 31,2010
	RMB	US$	RMB
Non-current portion	20,047	3,185	20,570
Current portion - amount charged to expense next year	454	72	454
	20,501	3,257	21,024

 As of December 31, 2011 and 2010, prepaid land use rights were partly pledged to banks as collateral for short-term bank loans of RMB26,880 (US$4,270) (Note 11).

Land use rights amortization for the year ended December 31, 2011, 2010 and 2009 were RMB454 (US$72), RMB454 and RMB741, respectively.

As of December 31, 2011, prepaid land use rights of the Group included certain parcels of land located in Weifang City, Shandong Province, the PRC, with a net book value of RMB20,501 (US$3,257). The land use rights for land with area of approximately 43,878 square meters, 5,279 square meters and 25,094 square meters will expire in November 2050, May 2053 and February 2055, respectively.

Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill

(9) Goodwill

Goodwill of RMB10,276 (US$1,633) on December 31, 2011 and 2010, which is not deductible for tax purposes, pertains solely to the Company’s acquisition of Shandong Fuwei in October 2004. The goodwill is attributable to the development potential of business acquired. We test goodwill for impairment annually on December 31 using a fair value approach. No impairment of goodwill was identified as of December 31, 2011.

Long-term Deposit	12 Months Ended
Dec. 31, 2011
Long-term Deposit

(10) Long-term Deposit

On January 20, 2008, Shandong Fuwei signed a “Letter of Intent of Joyinn Capital Increase and Share Expansion”(“LOI”) with Joyinn Hotel Investment & Management Co., Ltd. (“Joyinn”) and the Shareholder of Joyinn. Joyinn is a legal company of limited liability that registered on May 19, 2006 in Beijing, with registered capital of RMB50,000.

According to the LOI, Shandong Fuwei deposited RMB26,000 (half of the would-be added register capital of RMB52,000), to Joyinn as the prepayment as of June 30, 2008. The prepayment to Joyinn will be regarded as investment payment after all parties enter into the final capital increase and shares expansion agreement during the effective term of this LOI. A share pledging agreement was entered into subsequently on April 9, 2008 between Shandong Fuwei and Shandong Xinmeng Investment Co., Ltd (“Pledger”), which holds 97.6% shares of Joyinn. The Pledger agreed to pledge its 52% interest in Joyinn, as a guarantee to the prepayment on the newly increased register capital made by Shandong Fuwei to Joyinn. Based on the mutual supplementary agreement signed in June 2008, the prepayment was decreased by RMB5,000 and returned to the Company on June 18, 2008.

On June 23, 2009, Shandong Fuwei and the Pledger, the major shareholder of Joyinn, agreed that the Pledger would pledge another 19% of its interest in Joyinn in addition to the previous pledge of 52% interest in Joyinn as a guarantee to the prepayment on the newly increased register capital made by Shandong Fuwei to Joyinn. As a result, the Pledger’s percentage of pledged interest in Joyinn increased from 52% to 71%. In the year 2010, the Company impaired the deposit amount by RMB4,240 (US$641). The impairment was determined based on an independent appraisal study. As of December 31, 2011 the total amount of the deposit was RMB16,760 (US$2,663).

On July 14, 2009, Shandong Fuwei and Joyinn signed “Supplementary Agreement of Letter of Intent of Joyinn Capital Increase and Share Expansion” which extends the duration of former agreement to two (2) years that is, Fuwei has the option right to determine to continue or withdraw the investment prior to January 14, 2010, the expiration date of the agreement.

On January 14, 2010, when the agreement was expired Shandong Fuwei and the Pledger came to an agreement that the Pledger would transfer 71% of Joyinn’s shares which it owns to Shandong Fuwei. This agreement is subject to the approval of the authority body of both parities.

Short-term and Long-term Bank Loans	12 Months Ended
Dec. 31, 2011
Short-term and Long-term Bank Loans

(11) Short-term and Long-term Bank Loans

	Interest rate per annum	December 31,2011		December 31,2010
Lender		RMB	US$	RMB
SHORT-TERM LOANS
Bank of Communications Co., Ltd.
- June 8, 2010 to June 7, 2011	6.67%	-	-	67,000
- June 7, 2010 to June 6, 2011	6.67%	-	-	70,000
- May 25, 2011 to May 7, 2012	7.87%	30,000	4,766	-
- May 25, 2011 to May 14, 2012	7.87%	35,000	5,561	-
- May 25, 2011 to May 21, 2012	7.87%	35,000	5,561	-
- May 30, 2011 to April 17, 2012	7.87%	30,000	4,766	-
- April 26, 2011 to April 25, 2012	4.27%	18,501	2,940	-

Bank of Weifang
- December 2, 2008 to December 2, 2011	0.00%	-	-	5,000
- January 16, 2009 to January 12, 2012	0.00%	10,000	1,589	-
- January 13, 2010 to January 12, 2012	0.00%	10,000	1,589	-

LONG-TERM LOANS
Bank of Weifang
- January 16, 2009 to January 12, 2012	0.00%	-	-	10,000
- January 13, 2010 to January 12, 2012	0.00%	-	-	10,000

Weifang Dongfang State-owned Assets Management Co., Ltd.
- October 19, 2009 to October 18, 2017	6.35%	10,000	1,589	10,000
		178,501	28,361	172,000
Less amounts classified as short-term		(168,501)	(26,772)	(142,000)
		10,000	1,589	30,000

Notes:

During the years ended December 31, 2011 and 2010, the Company entered into several loan agreements with commercial banks with terms ranging from one year to three years and eight years to finance its working capital, R&D investment and construction, and foreign trade. The weighted average interest rate of short-term bank loans outstanding as of December 31, 2011 and 2010 were 5.77% and 5.14% per annum, respectively.

The principal amounts of the above short-term loans are repayable at the end of the loan period.

The Company obtained four short-term loans from Bank of Communications Co., Ltd. on May 25, 2011 and May 30, 2011, for a total amount of RMB130,000 (US$20,654), including: (i) RMB30,000 (US$4,766) on May 25, 2011, maturing on May 7, 2012; (ii) two bank loans each for the amount of RMB35,000 (US$5,561) on May 25, 2011, maturing on May 14, 2012 and May 21, 2012, respectively; and (iii) RMB30,000 (US$4,766) on May 30, 2011, maturing on April 17, 2012. The Company made a payment of RMB7,000 (US$1,112) to the Bank of Communications at the end of January 2011. In addition, the Company made a payment of RMB60,000 (US$9,533) and RMB70,000 (US$11,122) to the Bank of Communications at the end of May 2011.. The annual interest rate of the new bank loans is up by 20% compared with the fixed benchmark interest rate announced by the People’s Bank of China. As of December 31, 2011, the effective interest rate is 7.87%.

On April 26, 2011, pursuant to a contract between Shandong Fuwei and Lindauer Dornier GmbH (“Dornier”), Shandong Fuwei wired a prepayment of 2.006 million Euros (RMB18,501) to Dornier through Bank of Communications, and Shandong Fuwei deposited a payment of RMB18,501 to Bank of Communications. In addition, in order to save the foreign exchange charges, Bank of Communications provided a one-year loan of 2.006 million Euros (RMB18,501) to Shandong Fuwei, with a term starting on April 26, 2011 to April 25, 2012 with an annual interest of 4.2725%.

The Company entered into three interest free loan agreements with Bank of Weifang (formerly known as Weifang City Commercial Bank) for the amounts of (i) RMB10,000 (US$1,589), effective on January 13, 2010, with a maturity date of January 12, 2012; (ii) RMB10,000 (US$1,589), effective on January 16, 2009, with a maturity date of January 12, 2012; and (iii) RMB5,000 (US$794), effective on December 2, 2008, with a maturity date of December 2, 2011. On December 2, 2011, the Company repaid RMB5,000 (US$794) to Bank of Weifang.

On November 20, 2009, the Company signed a long-term loan agreement of RMB10,000 (US$1,589) with Weifang Dongfang State-owned Assets Management Co., Ltd., with an eight-year loan term, which became effective on October 19, 2009 and will expire on October 18, 2017. From 2015 to 2016, the Company will make principal installment payments of RMB3,350 (US$532) per year with the remaining principal balance of RMB3,300 (US$525) due in 2017. The annual interest rate for the loan is the benchmark interest rate for five-year loans announced by the People’s Bank of China reduced by 10% and the applicable annual interest rate for the period ended December 31, 2011 is 6.35%. The loan is guaranteed by Shandong Deqin Investment& Guarantee Co., Ltd. and is used for the Company's projects.

Short-term loans outstanding, which are all denominated in Renminbi, are secured and guaranteed as follows:

	December 31,2011		December 31,201 0	December 31,2009
	RMB	US$	RMB	RMB
Secured by:
- property, plant and equipment	123,120	19,562	135,120	138,120
- lease prepayments	26,880	4,270	26,880	26,880
- bills receivable	-	-	-	-
Guaranteed by related parties	10,000	1,589	10,000	10,000
Restricted cash	18,501	2,940	-	3,259
	178,501	28,361	172,000	178,259

Long-term bank loans maturity for the next five years after December 31, 2011 are as follows:

	RMB	US$
Fiscal 2012	-	-
Fiscal 2013	-	-
Fiscal 2014	-	-
Fiscal 2015	3,350	532
Fiscal 2016	3,350	532
Thereafter	3,300	525

Accrued Expenses and Other Payables	12 Months Ended
Dec. 31, 2011
Accrued Expenses and Other Payables

(12) Accrued Expenses and Other Payables

Accrued expenses and other payables consisted of the following:

	December 31,2011		December 31,2010
	RMB	US$	RMB
Other payables	5,798	921	13,570
VAT payable and other taxes payable	-	-	7,422
	5,798	921	20,993

Revenues	12 Months Ended
Dec. 31, 2011
Revenues

(13) Revenues

The Company’s revenue is primarily derived from the manufacture and sale of plastic flexible packaging materials.

The following table shows the distribution of the Company’s revenue by the geographical location of customers, whereas all the Company’s assets are located in the PRC:

	December 31,2011		December 31,2010	December 31,2009
	RMB	US$	RMB	RMB
Sales in China	392,195	62,313	397,781	285,120
Sales in other countries (principally Europe, Asia and North America)	145,450	23,110	103,677	35,611

	537,645	85,423	501,458	320,731

 The Company’s revenue by significant types of films for 2011, 2010 and 2009 was as follows:

	December 31,2011			December 31,2010		December 31,2009
	RMB	US$	% of Total	RMB	% of Total	RMB	% of Total
Stamping and transfer film	293,768	46,675	54.6%	282,033	56.2%	174,356	54.4%
Printing film	55,218	8,773	10.3%	76,720	15.3%	35,231	11.0%
Metallization film	28,205	4,481	5.3%	28,108	5.6%	35,138	10.9%
Specialty film	140,491	22,322	26.1%	87,956	17.5%	34,004	10.6%
Base film for other applications	19,963	3,172	3.7%	26,641	5.4%	42,002	13.1%
	537,645	85,423	100.0%	501,458	100.0%	320,731	100.0%

Depreciation and Amortization	12 Months Ended
Dec. 31, 2011
Depreciation and Amortization

(14) Depreciation and Amortization

Depreciation of property, plant and equipment and amortization of intangible asset is included in the following captions:

	December 31,2011		December 31,2010	December 31,2009
	RMB	US$	RMB	RMB
Cost of goods sold	36,988	5,877	33,154	32,139
Distribution expenses	53	8	51	55
Administrative expenses	6,742	1,071	3,526	2,976

	43,783	6,956	36,731	35,170

Freight Costs	12 Months Ended
Dec. 31, 2011
Freight Costs

(15) Freight Costs

The Group records freight costs related to the transporting of the raw materials to the Group’s warehouse in cost of raw materials and all other outbound freight costs in distribution expenses. For the year ended December 31, 2011, 2010 and 2009, freight costs included in cost of goods sold were RMB2,147 (US$341), RMB1,985 and RMB2,765, respectively, and RMB9,771 (US$1,552), RMB10,186 and RMB9,618, respectively, were included in distribution expenses.

Interest Expense	12 Months Ended
Dec. 31, 2011
Interest Expense

(16) Interest Expense

The Group capitalizes interest expense as a component of the cost of construction in progress. The following is a summary of interest cost incurred during the year ended December 31, 2011, 2010 and 2009:

	December 31,2011		December 31,2010	December 31,2009
	RMB	US$	RMB	RMB
Interest cost capitalized	-	-	-	1,739
Interest cost charged to expense	10,227	1,625	8,846	6,540
	10,227	1,625	8,846	8,279

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

(17) Income Taxes

Cayman Islands Tax

Under the current Cayman Island laws, the Company is not subject to tax on income or capital gain. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax is imposed.

PRC Tax

Shandong Fuwei, being a Hi-Tech Enterprise in the Weifang Hi-Tech Industrial Zone in Shandong, the PRC, has been granted preferential tax treatments by the Tax Bureau of the PRC. According to the PRC Income Tax Law and various approval documents issued by the Tax Bureau, Shandong Fuwei’s profit was taxed at a rate of 15%.

If our subsidiary Shandong Fuwei was not entitled to a reduced enterprise income tax, or EIT, rate of 15% for the year ended December 31, 2011, 2010 and 2009, it would have had an EIT rate of 25%, net income and basic and diluted earnings per share would be reduced by the following amounts:

	2011		2010	2009
	RMB	US$	RMB	RMB
Net income	(2,499)	(397)	(5,075)	-
Earnings per share
- Basic	(0.19)	(0.03)	(0.39)	-
- Diluted	(0.19)	(0.03)	(0.39)	-

 The Group had minimal operations in jurisdictions other than the PRC. Net income (loss) before income taxes consisted of:

	2011		2010	2009
	RMB	US$	RMB	RMB
Cayman Islands	(2,183)	(347)	(14,423)	(4,989)
British Virgin Islands	(2)	(0.3)	(2)	(1)
PRC	27,285	4,335	67,900	(18,042)
U.S.A	(107)	(17)	(2,721)	8
	24,993	3,970	50,754	(23,024)

The Company has no material unrecognized tax benefit which would favorably affect the income taxes in future periods and does not believe there will be any significant increases or decreases within the next twelve months. No interest or penalties have been accrued at the date of adoption.

Shandong Fuwei was designated as a High-and-New Tech Enterprise in December 2008 and will retain its status as a high-tech enterprise for three years commencing from 2011 enjoying a favorable corporate tax rate during the term from January 1, 2011 to December 31, 2013 pursuant to the income law Enterprise Income Tax Law. Accordingly, the deferred taxes as of December 31, 2011 have been calculated employing the statutory rate of Shandong Fuwei of 15%.

Income tax benefit (expense) consists of:

	Current	Deferred	Total
PRC Income tax	RMB	RMB	RMB
Year ended December 31, 2009	-	4,064	4,064

Year ended December 31, 2010	(8,427)	(2,632)	(11,059)

Year ended December 31, 2011	(3,790)	(165)	(3,955)
Year ended December 31, 2011 (US$)	(602)	(26)	(628)

 Income tax benefit reported in the consolidated statements of income differs from the income tax expense amount computed by applying the PRC income tax rate of 15% (the statutory tax rate of the Company’s principal subsidiary) for the year ended December 31, 2011, 2010 and 2009 for the following reasons:

	2011		2010	2009
	RMB	US$	RMB	RMB
Income (loss) before income taxes	24,993	3,970	50,754	(23,024)

Computed “expected” tax expense	(6,604)	(1,049)	(13,275)	(3,453)
Non-deductible expenses	(767)	(122)	4,425	1,693
Non-taxable income	940	149	(1,965)	(1,324)
Tax holiday	2,641	420	8,850	5,388
Tax rate differential of other tax jurisdictions	(165)	(26)	(9,094)	1,760

Actual income tax (expense) benefit	(3,955)	(628)	(11,059)	4,064

Tax effects of temporary differences that give rise to significant portions of the deferred tax assets (liabilities) as of December 31, 2011and 2010, are presented below.

	December 31, 2011		December 31, 2010
	RMB	US$	RMB
Current
Accounts receivable	268	42	321
Other receivables	-	-	636
Inventory impairment	917	146	387
Estimated Loss due to Product Warranty	124	20
	1,309	208	1,344

Non-current
Property, plant and equipment, principally due to differences in depreciation	1,622	258	1,763
Construction in progress, principally due to capitalized interest	(1,417)	(225)	(1,417)
Lease prepayments, principally due to differences in charges	(394)	(63)	(404)
	(189)	(30)	(58)

Net deferred income tax assets	1,120	178	1,285

 In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. In order to fully realize the deferred tax asset, Shandong Fuwei will need to generate future taxable income of approximately RMB7,467 (US$1,186) prior to 2031. Shandong Fuwei was under tax concession period for the period from January 28, 2003 to December 31, 2007. The net loss before taxation for Shandong Fuwei for the year ended December 31, 2009 was RMB23,024, net income was RMB50,754 ended December 31, 2010, and net income was RMB24,993 (US$3,970) ended of December 31, 2011, respectively. Based upon the level of historical performance of Shandong Fuwei, management believes the deferred tax assets are realizable.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions

(18) Related Party Transactions

Name of party	Relationship

Shandong Baorui Investment Co., Ltd (“Shandong Baorui”)	Former shareholder (10%) of Shandong Fuwei. Shandong Baorui is 22.1% owned by the Group Founders.

Shenghong Group Co., Ltd (“Shenghong Group”)	Former shareholder (90%) of Shandong Fuwei.

Shandong Neo-Luck Plastic Co., Ltd (“Shandong Neo-Luck”)	The Group Founders’ former employer previously engaged in the business of BOPET film production.

Weifang Neo-Luck (Group) Co., Ltd (“Weifang Neo-Luck Group”)	Major shareholder (59%) of Shandong Neo-Luck. One of the directors of the Company was the general manager of Weifang Neo-Luck Group prior to joining the Company in April 2005.

Weifang State-Owned Assets Operation Administration Company	Shareholder of the Company 65.4%

Everise Investment Management Co., Ltd.	Owned by the Management of the Company

Pension Plan	12 Months Ended
Dec. 31, 2011
Pension Plan

(19) Pension Plan

Pursuant to the relevant PRC regulations, the Group is required to make contributions at a rate of 20% of employees’ salaries and wages to a defined contribution retirement scheme organized by the local Social Bureau in respect of the retirement benefits for the Group’s employees in the PRC. The total amount of contributions of RMB1,003(US$159), RMB1,057 and RMB991 for the year ended December 31, 2011, 2010 and 2009, respectively, was charged to administrative expenses in the accompanying consolidated statements of income. The Group has no other obligation to make payments in respect of retirement benefits of the employees.

Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2011
Fair Value of Financial Instruments

(20) Fair Value of Financial Instruments

Our accounting for Fair Value Measurement and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This topic also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. The fair value hierarchy distinguishes between assumptions based on market data (observable inputs) and an entity’s own assumptions (unobservable inputs). The hierarchy consists of three levels:

Level one — Quoted market prices in active markets for identical assets or liabilities;

Level two — Inputs other than level one inputs that are either directly or indirectly observable; and

Level three — Unobservable inputs developed using estimates and assumptions, which are developed by the reporting entity and reflect those assumptions that a market participant would use.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates its hierarchy disclosures each quarter. The Company had no assets and liabilities measured at fair value at December 31, 2011.

The carrying amount of cash and cash equivalents, trade accounts receivable, prepayments and other receivables, amounts due from related parties, amounts due to related parties, and accrued liabilities and other payables, approximate their fair values because of the short maturity of these instruments.

The carrying amount of bank loans approximate the fair value based on the borrowing rates currently available for bank loans with similar terms and maturity.

Business and Credit Concentrations	12 Months Ended
Dec. 31, 2011
Business and Credit Concentrations

(21) Business and Credit Concentrations

(a)	Almost all of the Group’s customers are located in the PRC. There is no individual customer with gross revenue more than 10% of total gross revenue during the year ended December 31, 2011, 2010 and 2009.

Each amount due from the following customers represented more than 10% of the outstanding accounts receivable at December 31, 2011, and there was not such amount as of December 31, 2010.

Percentage of accounts receivable outstanding (%)
December 31, 2011
Eternal Electronic Material (Guangzhou) Co., Ltd.	24.4%
Eternalphoto Electronic Materials (Guangzhou) Co., Ltd.	12.6%
Celplast Metallized Poducts Limited	11.9%

(b) The Group purchased a significant portion of PET resin required for the production of BOPET film from Sinopec Yizheng Chemical Fibre Company Limited (“Sinopec Yizheng”) during the year ended December 31, 2011, 2010 and 2009. The Group believes that there are a limited number of suppliers in the PRC with the ability to consistently supply PET resin that meets the Group’s quality standards and requirements. Currently, the Group has an annual supply agreement with Sinopec Yizheng pursuant to which Sinopec Yizheng has agreed to supply fixed quantities of PET resin to the Group on a monthly basis at the prevailing market prices. The terms of such supply agreement are reviewed annually. Although the Group believes that it maintains a good relationship with its major suppliers, there can be no assurance that Sinopec Yizheng will continue to sell to the Group under normal commercial terms as and when needed.

The following are the vendors that supplied10% or more of our raw materials for each of the year ended December 31, 2011, 2010 and 2009:

		Percentage of total purchases (%)
	Supply	2011	2010	2009
Sinopec Yizhang Chemical Fibre Company Limited	PET resin and Additives	43.8	42.4	45.8
Mahongany Joy Investment Ltd	PET resin	11.1	11.1	-
Jiangyin Huaxing Compound Co., Ltd.	PET resin	11.1	11.6	12.5

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies

(22) Commitments and Contingencies

(a) Operating lease commitments

Future minimum lease payments under non-cancelable operating leases as of December 31, 2011 are as follows:

RMB
2011	354

The Company leases warehouses, staff quarters and offices under operating leases. The leases typically run for an initial period of one to three years, with an option to renew the lease after that date at which time all terms are renegotiated. None of the leases includes contingent rentals.

For the year ended December 31, 2011, 2010 and 2009, total rental expenses for non-cancelable operating leases were RMB606 (US$96), RMB728 and RMB1,182, respectively.

(b) Capital commitments

Capital commitments for purchase of property, plant and equipment as of December 31, 2011 were RMB110,218 (US$17,512).

(c) Outstanding bills receivable discounted

As of December 31, 2011, the Company had not retained any recourse obligation in respect of bills receivable discounted with and sold to banks.

(d) Legal Proceedings

We are not currently a party to any material legal proceedings. From time to time, we may be subject to various claims and legal actions arising in the ordinary course of business.

Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2011
Earnings (Loss) Per Share

(23) Earnings (Loss) Per Share

Basic and diluted earnings per share for the period/year ended December 31, 2011, 2010 and 2009 have been calculated as follows:

	2011		2010	2009
	RMB	US$	RMB	RMB
Net income (loss) available to ordinary shareholders	21,081	$3,349	40,783	(18,963)

Weighted average number of ordinary shares outstanding	13,062,500	13,062,500	13,062,500	13,062,500

Dilutive effect of share options	-	-	-	-

Diluted weighted average number of ordinary shares outstanding	13,062,500	13,062,500	13,062,500	13,062,500

Basic and diluted earnings (loss) per share	1.61	$0.26	3.12	(1.45)

Fuwei Films (Holdings) Co., Ltd (Parent Company)	12 Months Ended
Dec. 31, 2011
Fuwei Films (Holdings) Co., Ltd (Parent Company)

(24) Fuwei Films (Holdings) Co., Ltd (Parent Company)

Under PRC regulations, the Company’s operating subsidiary, Shandong Fuwei may pay dividends only out of its accumulated profits, if any, determined in accordance with the accounting standards and regulations prevailing in the PRC (“PRC GAAP”). In addition, Shandong Fuwei is required to set aside at least 10% of its accumulated profits each year, if any, to fund the statutory general reserve until the balance of the reserve reaches 50% of its registered capital. The statutory general reserve is not distributable in the form of cash dividends to the Company and can be used to make up cumulative prior year losses, if any, and may be converted into share capital by the issue of new shares to shareholders in proportion to their existing shareholdings, or by increasing the par value of the shares currently held by them, provided that the reserve balance after such issue is not less than 25% of the registered capital. Further, Shandong Fuwei is also required to allocate 5% of the profit after tax, determined in accordance with PRC GAAP, to the statutory public welfare fund which is restricted to be used for capital expenditures for staff welfare facilities owned by the Company. The statutory public welfare fund is not available for distribution to equity owners (except in liquidation) and may not be transferred in the form of loans, advances, or cash dividends. As of December 31, 2011, an aggregate amount of RMB49,266 (US$7,828) has been appropriated from retained earnings and set aside for statutory general reserve and public welfare fund, by Shandong Fuwei.

As of December 31, 2011, the amount of restricted net assets of Shandong Fuwei, which may not be transferred to the Company in the form of loans, advances or cash dividends by the subsidiaries without the consent of a third party, was approximately 66% of the Company’s consolidated net assets as discussed above. In addition, the current foreign exchange control policies applicable in the PRC also restrict the transfer of assets or dividends outside the PRC.

The following presents condensed unaudited unconsolidated financial information of the Parent Company only.

Condensed unaudited Balance Sheet as of December 31, 2011 and 2010

	2011		2010
	RMB	US$	RMB

Cash and cash equivalents	121	19	92
Other current assets	272,537	43,302	282,893
Investments in subsidiaries	381	60	395

Total assets	273,039	43,381	283,380

Current liabilities	49,693	7,895	49,315
Total shareholders’ equity	223,346	35,486	234,065

Total liabilities and shareholders’ equity	273,039	43,381	283,380

Condensed unaudited Statements of Operations (For the years ended December 31, 2011, 2010 and 2009)

	2011		2010	2009
	RMB	US$	RMB	RMB

Interest income (expenses)	(18)	(3)	(12)	-
General and administrative expenses	(3,281)	(521)	(14,411)	(4,974)
Other income	1,116	177	-	-
Loss before equity in undistributed
Earnings of subsidiaries	(2,183)	(347)	(14,423)	(4,974)
Equity in earnings of subsidiaries	22,515	3,577	58,478	(13,989)

Net income	20,332	3,230	44,055	(18,963)

Condensed unaudited Statement of Cash Flows (For the year ended December 31, 2011, 2010 and 2009)

	2011		2010	2009
	RMB	US$	RMB	RMB

Cash flow from operating activities
Net income	20,332	3,230	40,783	(18,963)
Adjustment to reconcile net income (loss) to net cash from operating activities:

- Equity in earnings of subsidiaries	(22,515)	(3,577)	(55,206)	13,975
- Foreign exchange gain	-	-	-	-
Changes in operating assets and liabilities:
- Other current assets	-	-	-	(41)
- Other current liabilities	(7,277)	(1,156)	6,139	1,153

Net cash provided by operating activities	(9,460)	(1,503)	(8,284)	(3,876)

Cash flow from financing activities

Payments to related parties	9,493	1,507	8,321	4,306
Proceeds from related parties	-	-	(10)	(412)
Effect of exchange	(4)	(1)	38	0.1

Net cash provided by (used in) financing activities	9,489	1,507	8,348	3,893

Net increase (decrease) in cash	29	4	64	16
Cash:
At beginning of year	92	15	28	12
At end of year	121	19	92	28

Unaudited Quarterly Data	12 Months Ended
Dec. 31, 2011
Unaudited Quarterly Data

(25) Unaudited Quarterly Data

Quarter Ended	March 31		June 30		September 30		December 31		Total
Fiscal year 2011	RMB	US$	RMB	US$	RMB	US$	RMB	US$	RMB	US$

Revenue	174,154	26,466	137,316	21,245	116,963	18,289	109,213	17,352	537,645	85,423
Gross profit	45,136	6,859	22,527	3,485	10,367	1,621	7,442	1,182	85,472	13,580
Net income	23,644	3,593	6,120	947	(4,902)	(766)	(3,782)	(601)	21,081	3,349
Basic and diluted earnings per share	1.81	0.275	0.47	0.07	(0.38)	(0.06)	(0.29)	(0.05)	1.61	0.26